Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-KSB of Midnight Holdings Group, Inc. (the "Company") for the for the quarterly period ended December 31, 2005 filed with the Securities and Exchange Commission (the "Report"), I, Nicholas A. Cocco, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: November 17, 2006

By: /s/ Nicholas A. Cocco
   -------------------------
    Nicholas A. Cocco
    Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Midnight Holdings Group, Inc. and will be retained by Midnight Holdings Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-KSB of Midnight Holdings Group, Inc. (the "Company") for the for the quarterly period ended December 31, 2005 filed with the Securities and Exchange Commission (the "Report"), I, Richard Kohl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: November 17, 2006

By: /s/ Richard Kohl
   -------------------------
    Richard Kohl
    Chief Financial Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Midnight Holdings Group, Inc. and will be retained by Midnight Holdings Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.